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                        FIRST EAGLE VARIABLE FUNDS, INC.

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                       SUPPLEMENT DATED JANUARY 12, 2004
                        PROSPECTUS DATED APRIL 30, 2003

Please read this Supplement carefully. It describes a number of matters relating to First Eagle Variable Funds, Inc. (the 'Company').

      PROPOSED REORGANIZATION OF THE COMPANY AS A DELAWARE STATUTORY TRUST

The Company's Board of Directors has determined that it is in the best interests of the Company, and its shareholders to present to the shareholders a proposal to reorganize the Company as a Delaware statutory trust to be called the First Eagle Variable Funds Trust. If the proposal is approved by the shareholders at their Special Shareholders' Meeting (scheduled for March 10,
2004), this reorganization is expected to be completed on or about March 30, 2004. (The Company currently conducts its operations as a Maryland corporation.)

        PROPOSED CHANGES TO A CERTAIN FUNDAMENTAL INVESTMENT RESTRICTION

Modifications to the Company's 'fundamental' policies and restrictions (meaning those changeable only by a shareholder vote) will be considered at the Special Shareholders' Meeting scheduled for March 10, 2004. If approved, they are contemplated to become effective immediately thereafter.

Making Loans. Currently, the Fund may not purchase or sell loans or other direct debt instruments, including loan participations. The investment adviser believes these investments may present attractive opportunities, and shareholders are therefore being asked to permit investments in loans and other direct debt instruments for these Funds.

Investments in loans and other direct debt instruments carry risks, including:
(1) default or delayed repayment on the part of the borrower, (2) inadequacy of collateral securing the loan, (3) reduced liquidity when compared with investments in publicly-traded securities, (4) in the case of loan participations, risk of insolvency by the lending bank or other financial intermediary, and (5) no regulation under the federal securities laws and, therefore, less legal protections in the event of fraud or misrepresentation when compared with protections available to holders of securities.

                                *    *    *    *

The information contained in this Supplement modifies the Company's Prospectus dated April 30, 2003. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled 'Objective and Approach' and 'Related Risks'.